                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2003

                FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
               (Exact Name of Registrant as specified in Charter)

    Kentucky                      0-18832                 61-1168311
 (State or other                (Commission             (IRS Employer
  jurisdiction of               File Number)          Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky          42701
(Address of principal executive offices)      (Zip code)

                                 (270) 765-2131
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

                            INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure

                             First Federal Financial
                             Corporation of Kentucky

                       Presentation for Trident Securities
                                February 13, 2003

Safe Harbor Statement

This presentation  contains  forward-looking  statements,  including  statements about  management's  beliefs and expectations  regarding First Federal Financial
Corporation of Kentucky's future financial outlook and the business environment, that are intended to assist in assessing  FFKY's future  financial  performance.
These statements are based on current  expectations,  estimates and assumptions, all of which are  subject  to risks  and  uncertainties  that may  cause  actual results to differ materially from the forward-looking  statements.  Factors that may adversely  affect FFKY's future  performance are discussed in it's Form 10-K and other reports filed with the Securities and Exchange Commission.

                 First Federal Financial Corporation of Kentucky

                               Management Overview

>> Keith Johnson              President amp; CEO
     President since 1997
     Joined bank in 1993 as Chief Financial Officer
     Formerly a partner in CPA firm
>> Charles Chaney             COO / CFO
     Joined bank in 1972
     Involved in various operational areas
>> Larry Hawkins              Chief Lending Officer
     Joined bank in 2000
     Formerly commercial lender with PNC Bank; 3 years of service.
     Formerly held several loan positions with local credit union, including head of collection department.
>> Anne Moran                 Chief Retail Officer
     Joined bank in 1999
     Formerly Louisville, KY Market Manager for over 50 Bank One branches; 25 years of service.

                 First Federal Financial Corporation of Kentucky

                                Company Overview

>>       Founded in 1923
>>       Subsidiary - First Federal Savings Bank
>>       Bank Subsidiaries
           -  First Heartland Mortgage Company (100%)
           -  First Service Corporation (100%) / Raymond James, authorized Broker
           -  First Heartland Title, LLC (48%)
>>       IPO - May, 1987
>>       "FFKY"
>>       1995 - Acquired $50 million savings bank
>>       1998 - Acquired $72 million in deposits from Bank One (three banking centers)
>>       13 Banking Centers
>>       Number 1 Market Share with 23%

                             FFKY STOCK PERFORMANCE

                               [Graphic Omitted]

    6/00    9/00    12/00    3/01    6/01    9/01    12/01    3/02    6/02    9/02    12/02

   $17.00  $16.00  $15.00   $15.00  $16.50  $16.50  $16.75   $20.50  $23.20  $22.33  $24.50

                 First Federal Financial Corporation of Kentucky

                           Diluted Earnings Per Share

                               [Graphic Omitted]

      9/00    12/00    3/01    6/01    9/01    12/01    3/02    6/02    9/02    12/02

      $0.37   $0.35    $0.37   $0.41   $0.47   $0.53    $0.51   $0.47   $0.59   $0.60

                 First Federal Financial Corporation of Kentucky

                            Return on Average Equity

                               [Graphic Omitted]

             6/98       6/99     6/00     6/01    6/02    *12/02

             11.81%    10.53%    10.52%   10.62%  13.08%   14.89%

*Annualized based on results for six months ended 12/31/02

                 First Federal Financial Corporation of Kentucky

                       Keys to Successful Earnings Growth

1.        Improvement in Net Interest Margin

                 First Federal Financial Corporation of Kentucky

                              Net Interest Margin

                               [Graphic Omitted]

      9/00    12/00    3/01    6/01    9/01    12/01    3/02    6/02    9/02    12/02

      3.12%   2.96%    3.32%   3.45%   3.71%   3.96%    3.96%   3.68%   3.79%   3.85%

                 First Federal Financial Corporation of Kentucky

                       Keys to Successful Earnings Growth

1.  Improvement in Net Interest Margin

2.  Improvement in Non-Interest Income

                 First Federal Financial Corporation of Kentucky

                       Non-Interest Income (In Millions)

                               [Graphic Omitted]

             6/98       6/99     6/00     6/01    6/02    *12/02

             $2.9       $4.0     $3.9     $5.1    $5.4     $6.4

*Annualized based on results for six months ended 12/31/02

                 First Federal Financial Corporation of Kentucky

                       Keys to Successful Earnings Growth

1.        Improvement in Net Interest Margin

2.        Improvement in Non-Interest Income

3.        Improvement in Efficiency Ratio

                 First Federal Financial Corporation of Kentucky

                                Efficiency Ratio

                                [Graphic Omitted]

             6/98       6/99     6/00     6/01    6/02    12/02

             45%        56%       59%      59%     54%      50%

                 First Federal Financial Corporation of Kentucky

                      Transformation to a "Commercial Bank"

>>       1998 - Acquisition of Three Bank One Branches
              - Computer hardware upgrade
              - Teller Platform upgrade
              - New customer product / service line

>>       1999 - Hiring of Chief Retail Officer

>>       2000 - Hiring of Chief Lending Officer

>>       2003 - Conversion to state chartered non-member bank (FDIC regulated)

                 First Federal Financial Corporation of Kentucky

                      Transformation to a "Commercial Bank"

o        New Commercial Products                   o        New Retail Products

-        Sweep Account                             -        Check Imaging

-        Checking Analysis account                 -        Simply Free Checking

-        Cash Management                           -        Powerdraft (overdraft privilege program)

-        Internet Banking                          -        Internet Banking

-        Commercial Loan product expansion

                 First Federal Financial Corporation of Kentucky

                       Loan Breakdown by Percent of Total

                               [Graphic Omitted]

                   6/98       6/99     6/00     6/01    6/02    12/02

Residential         81%        77%      67%      62%     58%     53%
Consumer (1)        13%        12%      16%      17%     16%     16%
Commercial(2)        6%        11%      17%      21%     26%     31%

(1)  Consumer loans include Second Mortgage Loans & Home Equity Lines of Credit
(2)  Commercial loans include Commercial & Commercial Real Estate Loans

                 First Federal Financial Corporation of Kentucky

                    Residential Mortgage Loans (in Millions)

                               [Graphic Omitted]

                   6/98      6/99     6/00     6/01    6/02    12/02

                   $289      $309     $317     $324    $305     $283

                 First Federal Financial Corporation of Kentucky

                        *Commercial Loans (in Millions)

                               [Graphic Omitted]

                   6/98      6/99     6/00     6/01    6/02    12/02

                   $23       $44      $81      $107    $134    $164

*Commercial loans include Commercial & Commercial Real Estate Loans

               First Federal Financial Corporation of Kentucky

                        *Consumer Loans (in Millions)

                               [Graphic Omitted]

                   6/98      6/99     6/00    6/01    6/02    12/02

                    $45       $49      $75     $88     $83     $82

*Consumer loans include Second Mortgage Loans and Home Equity Lines of Credit

                 First Federal Financial Corporation of Kentucky

                           Total Loans (in Millions)

                               [Graphic Omitted]

                   6/98      6/99     6/00    6/01    6/02    12/02

                   $357      $402     $473    $519    $522    $529

                           First Federal Savings Bank
                               As of June 30, 2002

                         Net Charge Offs to Total Loans

                               [Graphic Omitted]

                        6/00        6/01       6/02

National Banks          0.31%       0.43%      0.48%
KY Banks                0.08%       0.30%      0.29%
All Institutions        0.51%       0.68%      0.95%
FFSB                    0.09%       0.08%      0.15%

                       *Non-Current Loans to Total Loans

                               [Graphic Omitted]

                        6/00        6/01       6/02

National Banks          0.70%       0.87%      0.95%
KY Banks                0.40%       0.49%      1.02%
All Institutions        0.93%       1.17%      1.37%
FFSB                    0.28%       0.27%      0.19%

* Non-current loans include non-accrual or past due 90 days still on accrual.

                        ALLL to *Non-Current Loans

                               [Graphic Omitted]

                        6/00        6/01       6/02

National Banks         207.00%     176.00%    163.00%
KY Banks               334.00%     282.00%    146.00%
All Institutions       172.00%     133.00%    125.00%
FFSB                   165.00%     210.00%    373.00%

* Non-current loans include non-accrual or past due 90 days still on accrual.

                           ALLL to Total Loans

                               [Graphic Omitted]

                        6/00        6/01       6/02

National Banks          1.45%       1.52%      1.54%
KY Banks                1.35%       1.37%      1.49%
All Institutions        1.53%       1.55%      1.71%
FFSB                    0.48%       0.56%      0.71%

                 First Federal Financial Corporation of Kentucky
                                  Why own FFKY?

>>       Strong recent earnings growth and potential

>>       Building a strong franchise
>>       Conversion to a commercial bank charter
>>       Expanding to Louisville in 2003
>>       Restructuring the balance sheet

>>       P/E ratio continues to be low compared to FFKY historical
>>       P/E ratio of 12 times LTM earnings
>>       P/E ratio of 11 times forward earnings

>>       Experienced Management Team

>>       Good Credit Quality

FFKY's press release dated February 06, 2003, announcing its six months ended December 31, 2002 earnings is attached as
Exhibit 99 to this report.

Exhibit 99 - Press Release dated February 06, 2003.

                                            SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST FEDERAL FINANCIAL CORPORATION
                                           OF KENTUCKY

Date: February 13, 2003                     By /s/ B. Keith Johnson
                                            B. Keith Johnson
                                               President and Chief Executive Officer

Exhibit 99

                                            For Immediate Release - February 6, 2003
                                            Contact: B. Keith Johnson
                                                     President & CEO

                                            FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                         ANNOUNCES SIX MONTHS ENDED DECEMBER 31, 2002 EARNINGS

ELIZABETHTOWN,  Kentucky  (February 6, 2003) - First Federal Financial  Corporation of Kentucky  (NASDAQ:  FFKY), the parent company of
First Federal  Savings Bank of  Elizabethtown,  (the "Bank"),  today announced a 17% earnings  increase for the six-month  period ended
December 31, 2002.  Earnings  were $1.19 per share  diluted or $4.4 million for the six months ended  December 31, 2002, as compared to earnings of $.99 per share diluted or $3.7 million for the six months ended  December 31, 2001.  In  connection  with the Bank's recent conversion to a state chartered  commercial bank, the Corporation has changed its fiscal year-end to December 31.  Accordingly,  a Form
10-K will be prepared for the six-month conversion period ended December 31, 2002.

The Bank's net interest  margin held steady at 3.82% for the six months ended  December 31, 2002,  compared to 3.83% for the six months ended  December 31, 2001.  Net interest  income  increased by $1.2 million on a comparative  basis due to a growth in  interest-earning assets and declines in the cost of interest-bearing liabilities.

Non-interest  income  increased  to $3.2 million for the  six-month  2002 period from $2.6  million  during the 2001  period.  Customer service fees on deposit accounts grew by 50% or $711,000  primarily  resulting from a growth in overdraft fee income on retail checking accounts.  Gains on the sales of loans increased by $164,000,  resulting from heavier refinancing  activity in the residential mortgage market.

The Bank's  provision  for loan losses  increased  to  $1,161,000  in 2002  compared to $760,000  in 2001.  A more  conservative  asset classification  policy adopted  during 2002 required an increase in loans  classified as special  mention,  resulting in the need for a higher  loan loss  reserve.  However,  delinquencies  remain low at .40% of total  loans on  December  31,  2002,  compared  to .45% on
December 31, 2001.  Net loan losses were $320,000 during 2002 compared to $382,000 during 2001.

Non-interest  expense  increased  by  $316,000  or 4% during the  six-month  2002  period  compared  to the 2001  six-month  period.  A continuing  growth in the retail and business banking  divisions  resulted in a 16% or $542,000 increase in employee costs. A change in accounting rules for goodwill  amortization  expense effective July 1, 2002,  eliminated  $416,000 in expense in 2002 compared to 2001.
All other expenses  increased by $190,000 or 6% during the 2002 six-month  period.  The Bank's efficiency ratio improved to 50% in 2002 from 53% in 2001.

Commenting  on the six month  period's  results,  B.  Keith  Johnson,  President  and Chief  Executive  Officer  said,  "The  financial performance  of the Bank  reflects the fruition of the  long-term  investments  made during the past several  years such as new banking centers,  expanded market areas, upgraded technology,  and a commitment towards personnel.  The business banking strategy has been well received within the markets we serve.  For the six months ended December 31, 2002, return on equity reached a record high of 14.89%."

First Federal  Financial  Corporation of Kentucky is a financial  services  holding  company and is the parent of First Federal Savings
Bank of  Elizabethtown  which was  chartered  in 1923.  Today the Bank serves  Central  Kentucky  through its 13  full-service  banking centers.

First Federal  Financial  Corporation's  stock is traded on the NASDAQ  National  Market System under the symbol  "FFKY." Market makers for the stock are:

         J.J.B. Hilliard, W.L. Lyons                 Spear, Leeds & Kellog
         Knight Securities, LP                       Stifel Nicholas & Company
         First Tennessee Securities                  Keefe, Bruyette & Woods, Inc.
         Goldman, Sachs & Company

News Release
First Federal Financial Corporation of Kentucky
February 6, 2003

                                  CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except net income per share)
                                                             Six Months Ended
                                                               December 31,
                                                         2002               2001
                                                         ----               ----
Interest Income                                         $21,556          $22,532
Interest Expense                                          9,394           11,533
                                                          -----           ------
     Net Interest Income                                 12,162           10,999
Provision for Loan Losses                                (1,161)            (760)
Customer Service Fees on Deposit Accounts                 2,139            1,428
Gain on Sale of Mortgage Loans                              518              354
Brokerage and Insurance Commissions                         230              276
Other Income                                                290              584
Employee Compensation and Benefits                       (4,005)          (3,463)
Office Occupancy and Equipment Expense                     (786)            (745)
Marketing and Advertising                                  (287)            (263)
Outside Services and Data Processing                       (855)            (752)
State Franchise Tax                                        (268)            (214)
Amortization of intangibles                                   0             (416)
Other Expense                                            (1,396)          (1,428)
Income Taxes                                             (2,199)          (1,869)
                                                         ------           ------
     Net Income                                          $4,382           $3,731
                                                         ======           ======
     Earnings Per Share:
         Basic                                            $1.19            $0.99
         Diluted                                          $1.19            $0.99

     Weighted average shares outstanding              3,667,791        3,758,491

                               CONDENSED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)
                                                        December 31,        June 30,
                                                            2002              2002
                                                            ----              ----
Assets:
     Cash and Cash Equivalents                             $91,776          $40,016
     Interest Bearing Deposits                                   0           64,000
     Investment Securities                                  18,575           23,693
     Loans Held for Sale                                     3,676            1,511
     Loans Receivable, net                                 524,859          518,750
     Other Assets                                           31,570           31,140
                                                          --------         --------
          Total Assets                                    $670,456         $679,110
                                                          ========         ========
Liabilities and Stockholders' Equity:
     Deposits                                             $521,121         $529,882
     Federal Home Loan Bank Advances                        77,683           77,778
     Trust Preferred Securities                              9,728            9,715
     Other Liabilities                                       2,277            3,120
     Stockholders' Equity                                   59,647           58,615
                                                          --------         --------
          Total Liabilities and Stockholders' Equity      $670,456         $679,110
                                                          ========         ========
          Book Value Per Share                              $16.37           $15.72